                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             Bishop Street Funds
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                 BISHOP STREET FUNDS

                                    EQUITY FUND
                               HIGH GRADE INCOME FUND
                             HAWAII MUNICIPAL BOND FUND
                                 MONEY MARKET FUND
                             TREASURY MONEY MARKET FUND



--------------------------------------------------------------------------------

                          IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------


The document you hold in your hands contains your proxy statement and proxy card(s). A proxy card(s) is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to the Funds. If you simply sign the proxy card(s) without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to spend a few minutes with the proxy statement, fill out your proxy card(s), and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings. When you do not return your proxy, we have to pay for follow-up solicitations, which may cost the Funds money.

Please take a few moments to exercise your right to vote.  Thank you.


--------------------------------------------------------------------------------

                                 BISHOP STREET FUNDS

Dear Shareholder,

A Special Meeting of the shareholders of Bishop Street Funds has been scheduled for March 31, 1999. If you were a shareholder of record as of the close of business on January 5, 1999, you are entitled to vote at the meeting or any adjournment of the meeting.

Whether or not you plan to attend the meeting, we need your vote. While you are, of course, welcome to join us at the meeting, most shareholders will cast their vote by filling out and signing a proxy card(s). Please mark, sign, and date the enclosed proxy card(s) and return it promptly in the enclosed envelope so that the maximum number of shares may be voted.

The attached proxy statement is designed to give you information relating to the proposals. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

     1.   CONSIDERATION AND ELECTION OF A BOARD OF TRUSTEES.

     2. APPROVAL OF AN INVESTMENT ADVISORY AGREEMENT BETWEEN FIRST HAWAIIAN BANK AND THE TRUST.

     3. APPROVAL OF A SUB-ADVISORY AGREEMENT BETWEEN WELLINGTON MANAGEMENT COMPANY, LLP AND FIRST HAWAIIAN BANK, RELATING TO THE MONEY MARKET FUND AND TREASURY MONEY MARKET FUND.

Your vote is important to us. Please do not hesitate to call 1-800-262-9565 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the Funds.

Sincerely,


/s/ Robert A. Nesher
----------------------------------------
Robert A. Nesher
President and Chairman of the Board

                                BISHOP STREET FUNDS
                        C/O SEI INVESTMENTS DISTRIBUTION CO.
                              ONE FREEDOM VALLEY DRIVE
                              OAKS, PENNSYLVANIA 19456

                      Notice of Special Meeting of Shareholders
                                    March 31, 1999

The enclosed proxies are solicited by the Board of Trustees of Bishop Street Funds (the Trust) for use at the Special Meeting of Shareholders of the Trust to be held at the offices of SEI Investments Distribution Co. (SEI), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, March 31, 1999, at 2:00 p.m., Eastern time (the Meeting), and at any adjournment thereof. Shareholders of record at the close of business on January 5, 1999 (the Record Date) are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about February 11, 1999.


The primary purpose of the Special Meeting is to elect a new Board of Trustees. The other major purpose of the Special Meeting is to permit each Fund's Shareholders to consider a new Investment Advisory Agreement and, with regard to the Money Market Fund and Treasury Money Market Fund, a new Sub-Advisory Agreement in light of the possible termination of these agreements due to a merger transaction involving BancWest Corporation and First Hawaiian, Inc., the parent company of the Fund's adviser. It is proposed that First Hawaiian Bank (the Adviser), remain the investment adviser to the Funds, and that Wellington Management Company, LLP (the Sub-Adviser) remain the sub-adviser to the Money Market Fund and Treasury Money Market Fund. The new Investment Advisory Agreement and Sub-Advisory Agreement are identical to the Funds' current Investment Advisory Agreement and Sub-Advisory Agreement, except for the dates of execution, effectiveness and initial term.

The shares of the Trust are divided into five series: Equity Fund, Hawaii Municipal Bond Fund, High Grade Income Fund, Money Market Fund and Treasury Money Market Fund, (each a Fund and, together, the Funds). The Institutional Equity Fund and Institutional High Grade Income Fund are newly established funds created for inclusion in the Trust. However, these Funds are not yet open to shareholder investment and therefore will not participate in the voting of this proxy. If you own shares of more than one Fund, you should sign and return a proxy card for each Fund of which you are a shareholder; for example, if you own shares of the Equity Fund and shares of the Money Market Fund, you should sign and return the enclosed proxy cards for each of those Funds. A DIFFERENT PROXY CARD IS ENCLOSED FOR EACH FUND IN WHICH YOU ARE A SHAREHOLDER. YOU SHOULD SIGN AND RETURN EACH OF THE CARDS.

THE ENCLOSED PROXY CARDS (PROXY) PERMITS SHAREHOLDERS OF THE TRUST TO VOTE FOR (OR WITHHOLD AUTHORITY TO VOTE FOR) ALL OF THE NOMINEES FOR THE BOARD OF TRUSTEES OF THE TRUST BY CHECKING A SINGLE BOX, OR TO VOTE FOR (OR WITHHOLD AUTHORITY TO VOTE FOR) INDIVIDUAL NOMINEES.

Shares represented by duly executed proxies will be voted in accordance with the specification made. If no specification is made, shares will be voted in accordance with the recommendations of the Board of Trustees. You may revoke a proxy at any time before it is exercised by sending or delivering a written revocation to the Secretary of the Trust (which will be effective when it is received by the Secretary), by properly executing a later-dated proxy, or by attending the Meeting, requesting return of your proxy, and voting in person.

THE TRUST WILL FURNISH TO YOU UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR ANY FUND FOR THE FUND'S MOST RECENT FISCAL YEAR AND A COPY OF ANY FUND'S SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD. PLEASE DIRECT ANY SUCH REQUESTS BY TELEPHONE TO THE TRUST AT 1-800-262-9565 OR BY WRITING TO THE TRUST C/O SEI INVESTMENTS DISTRIBUTION CO., ONE FREEDOM VALLEY DRIVE, OAKS, PENNSYLVANIA 19456.

In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting.



                              BY ORDER OF THE BOARD OF TRUSTEES

                              /s/ John H. Grady
                              JOHN H. GRADY, SECRETARY

                                BISHOP STREET FUNDS
                        C/O SEI INVESTMENTS DISTRIBUTION CO.
                              ONE FREEDOM VALLEY DRIVE
                              OAKS, PENNSYLVANIA 19456

                                   PROXY STATEMENT


This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Bishop Street Funds (the Trust) for use at the Special Meeting of Shareholders of the Trust to be held on March 31, 1999, at 2:00 p.m., Eastern time, at the offices of SEI Investments Distribution Co.
(SEI), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session thereof (such meeting and any adjournments thereof are hereinafter referred to as the Meeting).

Shareholders of the Funds of record at the close of business on January 5, 1999, (the Record Date) are the only Shareholders entitled to vote at the Meeting (the Shareholders). The table below sets forth the number of shares issued and outstanding as of January 5, 1999:


Fund                                                        Shares Outstanding
----                                                        ------------------
Equity Fund                                                    6,667,849.09
                                                            ------------------
High Grade Income Fund                                         2,402,635.38
                                                            ------------------
Hawaii Municipal Bond Fund                                     3,320,865.51
                                                            ------------------
Money Market Fund                                            273,180,234.05
                                                            ------------------
Treasury Money Market Fund                                   278,506,041.38
                                                            ------------------

Each whole Share held entitles the holder of record to one vote for each dollar (carried forward to two decimal places) of net asset value of such Share as of the close of business on the record date, and each fractional Share held shall be entitled to a proportionate fractional vote, on the matter to be acted upon at the Meeting.


In addition to the solicitation of proxies by mail, officers and employees of SEI may solicit proxies in person or by telephone. Employees of SEI will not be paid for their solicitation activities. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust. This Proxy Statement is being mailed to Shareholders on or about February 11, 1999.


Shares represented by duly executed Proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time by a Shareholder before they are exercised by a written revocation received by the Secretary of the Trust at SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

SHAREHOLDERS ARE REMINDED TO COMPLETE, SIGN AND RETURN THE PROXY CARD(S) TO THE TRUST.

1.   PROPOSAL TO ELECT A NEW BOARD OF TRUSTEES

The Board of Trustees, including all of the Trustees who are not "interested persons," after due consideration, unanimously approved each nominee to serve as a member of the Board of Trustees, subject to shareholder approval. In considering the nominees for election as Trustees of the Trust, the Trustees took into account the qualifications of each of the nominees and the concern for the continued efficient conduct of the Trust's business. Messrs. Carlbom, Huffman, Kimura, Sylvester and Mme. Tsunoda are not "interested persons" of the Trust or First Hawaiian Bank (as defined in the Investment Company Act of
1940 (1940 Act)).

Upon their election and qualification, the nominees listed below will constitute the entire Board of Trustees of the Trust. Under Massachusetts law, a trust registered under the 1940 Act is not required to hold annual meetings. The Trust has availed itself of this provision, and will achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings. Because the Trust does not hold regular annual Shareholder meetings, each nominee, if elected, will hold office until his or her successor is elected and qualified.

The Board of Trustees of the Trust may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or required or permitted by the Declaration of Trust and By-Laws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by shareholders. The Trust also may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act.

The persons named in the accompanying Proxy intend, in the absence of contrary instructions, to vote all Proxies in favor of the election of each nominee. A Shareholder may vote for or against any or all of the nominees. If you return an executed Proxy, but give no voting instructions, your shares will be voted FOR all nominees named herein for Trustees. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Meeting, the persons named in the Proxy will exercise their voting power to vote for such substitute person or persons as the current Board of Trustees of the Trust may recommend.

THE NOMINEES

The following information is provided for each of the nominees. It includes the nominee's name, amount of shares of each Fund beneficially owned, principal occupation(s) or employment during the past five years, and directorships with other companies which file reports periodically with the Securities and Exchange Commission.



 Name                           DOB              Shares Owned**               Principal Occupation; Directorships
 ----                           ---              --------------               -----------------------------------
 Martin Anderson*               11/16/23         Equity Fund: 890.50          Attorney, Goodsill Anderson Quinn & Stifel since
                                                                              1951; Trustee, Bishop Street Funds since 1994.

 Charles E. Carlbom             8/20/34                       0               President and CEO, United Grocers Inc. since 1997;
                                                                              President and CEO, Western Family Food Inc. - Western
                                                                              Family Holding Inc. (1982-1997).


 Philip H. Ching*               01/11/31                      0               Vice Chairman, First Hawaiian Bank (1968-1996);
                                                                              Trustee, Bishop Street Funds since 1994.

 James L. Huffman               03/25/45                      0               Dean and Professor, Lewis & Clark Law School since
                                                                              1973.

 Shunichi Kimura                03/15/30         Equity Fund: 80.41           Judge, State of Hawaii Judiciary (1974-1994);
                                                 High Grade Income Fund:      Trustee, Bishop Street Funds since 1995.
                                                 103.69
                                                 Hawaii Municipal Bond Fund:
                                                 1,949.85
                                                 Money Market Fund: 1,039.91
                                                 Treasury Money Market Fund:
                                                 1,041.91



                                         -3-


 Robert A. Nesher*              08/17/46                      0               Director and Executive Vice President of the
                                                                              Administrator and the Distributor (1981-1994);
                                                                              Trustee of The Advisors' Inner Circle Fund, The Arbor
                                                                              Fund, Bishop Street Funds (since 1998), Boston 1784
                                                                              Funds-Registered Trademark-, The Expedition Funds,
                                                                              Oak Associates Funds, Pillar Funds, SEI Asset
                                                                              Allocation Trust, SEI Daily Income Trust, SEI Index
                                                                              Funds, SEI Institutional Investments Trust, SEI
                                                                              Institutional Managed Trust, SEI Institutional
                                                                              International Trust, SEI Liquid Asset Trust and SEI
                                                                              Tax Exempt Trust.

 William S. Richardson*         12/22/19         Hawaii Municipal Bond Fund:  Trustee, Bishop Street Funds since 1994.
                                                 458.77

 Peter F. Sansevero*            01/06/33                      0               Regional Director of the Northwestern Region and
                                                                              First Vice President, Merrill Lynch (1958-1997).

 Manuel R. Sylvester            06/20/30         Money Market Fund: 1,039.91  Managing Partner, Coopers & Lybrand L.L.P. (1978-
                                                                              1992); Executive Partner, Coopers & Lybrand L.L.P.
                                                                              (1992); Trustee, Bishop Street Funds since 1994.

 Joyce S. Tsunoda               01/01/38         High Grade Income Fund:      Chancellor, Hawaii Community College since 1983;
                                                 659.99                       Senior Vice President, University of Hawaii System
                                                                              since 1989; Trustee, Bishop Street Funds since 1994.

--------------------

* Messrs. Anderson, Ching, Nesher, Richardson and Sansevero will be "interested persons" of the Trust as defined by the 1940 Act.
**   Shares beneficially owned directly or indirectly as of January 5, 1999.


The Trustees and Officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays no fees to Mr. Nesher.

MEETINGS OF THE BOARD OF TRUSTEES

There were four regular meetings of the Board of Trustees held during the fiscal year ended December 31, 1998. All current Trustees attended at least 75% of the meetings of the Board of Trustees held during such fiscal year.

The Board of Trustees has an Audit Committee consisting of the Trustees who are not "interested persons" of the Trust. The current members of the committee are Messrs. Sylvester and Kimura, and Ms. Tsunoda. The function of the Audit Committee is to advise the Board of Trustees with regard to the appointment of the Trust's independent accountants, review and approve audit and non-audit services of Trust's independent accountants, and meet with the Trust's financial officers to review the conduct of accounting and internal controls. The Board does not have standing nominating or compensation committees.

REQUIRED VOTE

IF A QUORUM IS PRESENT IN PERSON OR BY PROXY, THE FAVORABLE VOTE OF A MAJORITY OF SHARES OF THE FUNDS, VOTING TOGETHER, REPRESENTED AT THE MEETING IS REQUIRED TO ELECT TRUSTEES. If any nominee is not approved by the Shareholders of the Trust, the Board will consider alternative nominations.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES.

2. PROPOSAL TO APPROVE AN INVESTMENT ADVISORY AGREEMENT BETWEEN FIRST HAWAIIAN BANK AND THE TRUST.

The need to consider approval of the New Advisory Agreement is being triggered by a change in the ownership of First Hawaiian Bank. First Hawaiian Bank serves as investment adviser to the Funds. First Hawaiian Bank is a wholly owned subsidiary of BancWest Corporation (formerly First Hawaiian, Inc.). As of November 1, 1998, BancWest Corporation, formerly a wholly owned subsidiary of Banque Nationale de Paris, merged with and into First Hawaiian, Inc. As part of the merger, First Hawaiian, Inc. converted all shares of BancWest Corporation into shares of First Hawaiian Inc.'s newly-issued Class A Common Stock, par value $1.00 per share, representing 45% of the total number of shares of First Hawaiian, Inc. outstanding after the merger. First Hawaiian, Inc. adopted the name of BancWest Corporation in conjunction with the merger.

On February 9, 1999, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or First Hawaiian Bank, as defined in the 1940 Act, approved new investment advisory and sub-advisory arrangements, and, in light of the possible change in control of the Adviser's parent, voted to submit the new agreements that except for term and termination, otherwise precisely match the current investment advisory and sub-advisory agreements to a vote of shareholders. A copy of the form of the Investment Advisory Agreement between First Hawaiian Bank and the Trust appears as Exhibit A to this proxy statement. The investment advisory fees paid by the Trust will not change. The Trustees propose that the Shareholders of each of the Funds vote to reconfirm the investment advisory arrangements with respect to the Funds by approving the Trustees' selection of First Hawaiian Bank as the investment adviser of each of the Funds.

TRUSTEES' CONSIDERATIONS


The Board of Trustees believes that the terms of the New Investment Advisory Agreement are fair to and in the best interest of the Trust and its Shareholders. The Board of Trustees, including all of the Non-interested Trustees, recommends approval by Shareholders of the New Investment Advisory Agreement. In determining to recommend that the Shareholders approve the New Investment Advisory Agreement, the Board of Trustees took into account that, except for the dates of execution, effectiveness and termination, there are no differences between the terms and conditions of the Current Investment Advisory Agreement and the proposed New Investment Advisory Agreement, including the terms relating to the services to be provided thereunder by First Hawaiian and the fees and expenses payable by the Funds. The Board of Trustees also considered that the terms of the New Investment Advisory Agreement do not contemplate a change in the investment objective or policies of the Funds, the management or operations of First Hawaiian Bank relating to the Funds, the personnel managing the Funds or the Shareholder services or other business activities of the Funds. As First Hawaiian Bank has indicated to the Trustees, the acquisition of a significant block of its stock by Banque Nationale de Paris as part of the merger is not expected to result in any such change. The Board also considered the skills and capabilities of First Hawaiian Bank and its representations that no material change was planned in its current management. There can be no assurance that such changes may not occur. If changes in the Adviser are proposed that might affect its services to the Funds, the Trustees will consider the effect of those changes and take such action at that time as they deem advisable under the circumstances.


THE CURRENT INVESTMENT ADVISORY AGREEMENT


The current Investment Advisory Agreement between First Hawaiian Bank (the Adviser) and the Trust dated as of January 27, 1995 (the Current Advisory Agreement), was approved by the sole initial shareholder prior to the time shares of the Funds were offered to the public. The Current Advisory Agreement was most recently approved by the Trust's Board of Trustees, including a majority of the Non-interested Trustees, on November 10, 1998.


Under the Current Advisory Agreement between the Adviser and the Trust on behalf of each Fund, the Adviser, subject to the supervision of the Trustees of the Trust and in conformity with the stated policies of each Fund, acts as investment adviser and directs the investments of the Funds. The Adviser is responsible for the management of each Fund's assets in accordance with such Fund's investment objectives and policies.


First Hawaiian Bank receives investment advisory fees from each Fund equal to a percentage of each Fund's average daily net assets. First Hawaiian Bank voluntarily waives a portion of its investment advisory fee. For the period ended December 31, 1998, annual advisory fees, with and without waivers, are as follows:



                                                               Advisory Fee
                                           Advisory Fee       Without Waiver
                                           ------------       --------------
 Equity Fund                                0.63%                   0.74%

 High Grade Income Fund                     0.36%                   0.55%

 Hawaii Municipal Bond Fund                 0.05%                   0.35%

 Money Market Fund                          0.14%                   0.30%

 Treasury Money Market Fund                 0.06%                   0.30%


For the fiscal year ended December 31, 1998, the amount of advisory fees paid by each Fund to First Hawaiian Bank was as follows:



 Equity Fund                               $488,953

 High Grade Income Fund                    $ 93,330

 Hawaii Municipal Bond Fund                $ 15,261

 Money Market Fund                         $358,707

 Treasury Money Market Fund                $177,077


PROPOSED INVESTMENT ADVISORY AGREEMENT

Under the proposed Investment Advisory Agreement, if approved, First Hawaiian Bank will have full responsibility for providing continuous investment advisory services to each Fund. In accordance with each Fund's investment objective, policies and restrictions, and subject to the general supervision of the Trustees, First Hawaiian Bank will manage the Funds' day-to-day investment activities, subject to its right to engage a sub-advisor with Board and shareholder approval. First Hawaiian Bank will provide investment research and make investment decisions concerning and place all orders for, purchases and sales of the Funds' securities. First Hawaiian Bank will also maintain the Funds' records relating to such purchases and sales (except with respect to the Money Market Fund and Treasury Money Market Fund).

In consideration for the services provided and expenses assumed under the proposed Investment Advisory Agreement, the Trust has agreed to pay First Hawaiian Bank the same monthly fee as provided for under the Current Advisory Agreement. The level of investment advisory fees paid by the Trust will not change without shareholder approval. First Hawaiian Bank intends to retain

Wellington Management Company, LLP as the sub-adviser to the Money Market Fund and Treasury Money Market Fund.

If approved by Shareholders, the proposed Investment Advisory Agreement will become effective upon the date of said approval and, unless sooner terminated, will continue for an initial term of two years. Thereafter, it will continue for successive one-year terms, provided that such continuation is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each of the Funds. The Proposed Investment Advisory Agreement may be terminated at any time without payment of any penalty by vote of a majority of the outstanding shares of each of the Funds on not less than 30 days' nor more than 60 days' prior written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days' prior written notice to the Trust. The Investment Advisory Agreement will terminate automatically and immediately in the event of its assignment.

In the event that the holders of a majority of the outstanding shares of any of the Funds vote in the negative with respect to the approval of the Investment Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of such Funds' Shareholders.

INFORMATION ABOUT FIRST HAWAIIAN BANK AND BANCWEST CORPORATION

First Hawaiian Bank is a wholly-owned subsidiary of BancWest Corporation, a bank holding company registered under the Bank Holding Company Act. The principal offices of First Hawaiian Bank and BancWest Corporation are located at 999 Bishop Street, Honolulu, Hawaii 96813. BancWest Corporation owns 100% of the voting securities of First Hawaiian Bank. Banque Nationale de Paris owns 45% of the voting securities of BancWest Corporation. On a consolidated basis, BancWest Corporation had assets of over $15 billion as of December 31, 1998.

The following information is provided for each principal executive officer and director of First Hawaiian Bank. All officers and directors may be reached at the office of First Hawaiian Bank.

          DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF FIRST HAWAIIAN BANK


Name                             Address                           Principal Occupation
----                             -------                           --------------------
Robert A. Alm,                   999 Bishop Street -- 3rd Floor    Executive Vice President
Executive Vice President         Honolulu, HI 96813                First Hawaiian Bank

John W. A. Buyers,               P.O. Box 1826                     Chairman and Chief Executive Officer
Director                         Papaikou, HI 96781                C. Brewer & Co., Ltd.

John C. Couch,                   P.O. Box 3440                     Director
Director                         Honolulu, HI 96801                Alexander & Baldwin, Inc.



                                         -8-

Gary L Caulfield,                2339 Kamehameha Highway           Executive Vice President
Executive Vice President         Honolulu, HI 96819                First Hawaiian Bank

Walter A. Dods, Jr.,             999 Bishop Street -- 29th Floor   Chairman & Chief Executive Officer
Chairman and Chief               Honolulu, HI 96813                First Hawaiian Bank
Executive Officer/Director

Dr. Julia Ann Frohlich,          2043 Dillingham Boulevard         President
Director                         Honolulu, HI 96819                Blood Bank of Hawaii

Michael K. Fujimoto,             16-166 Melekahiwa Street          President
Director                         Keaau, HI 96749                   HPM Building Supply

Paul Mullin Ganley,              999 Bishop Street -- 28th Floor   Trustee
Director                         Honolulu, HI 96813                Estate of S.M. Damon

Anthony R. Guerrero, Jr.,        999 Bishop Street -- 29th Floor   Executive Vice President
Executive Vice President         Honolulu, HI 96813                First Hawaiian Bank

David M. Haig,                   999 Bishop Street -- 28th Floor   Trustee
Director                         Honolulu, HI 96813                Estate of S.M. Damon

Warren H. Haruki,                P.O. Box 2200                     President
Director                         Honolulu, HI 96841                GTE Hawaiian Tel

Howard K. Hiroki,                Pacific Tower, #1705              Partner (Retired)
Director                         1001 Bishop Street                Coopers & Lybrand LLP
                                 Honolulu, HI 96813

John A. Hoag,                    999 Bishop Street #2817           Vice Chairman (Retired)
Director                         Honolulu, HI 96813                First Hawaiian Bank

Donald G. Horner,                999 Bishop Street -- 29th Floor   Vice Chairman
Vice Chairman                    Honolulu, HI 96813                First Hawaiian Bank

Thomas P. Huber,                 999 Bishop Street -- 29th Floor   Executive Vice President, General Counsel
Executive Vice President,        Honolulu, HI 96813                and Assistant Secretary
General Counsel and                                                First Hawaiian Bank
Assistant Secretary

David C. Hulihee,                677 Ahua Street                   President/Treasurer
Director                         Honolulu, HI 96819                Royal Contracting Co., Ltd.

Howard H. Karr,                  999 Bishop Street -- 29th Floor   Vice Chairman
Vice Chairman                    Honolulu, HI 96813                First Hawaiian Bank

Glenn A. Kaya,                   1287 Kalani Street #206           President
Director                         Honolulu, HI 96817                Hawaii Seiyu, Ltd.


                                         -9-

Dr. Richard R. Kelley,           2375 Kuhio Avenue                 Chairman
Director                         Honolulu, HI 96815                Outrigger Enterprises, Inc.

Bert T. Kobayashi, Jr.,          999 Bishop Street -- 26th Floor   Principal
Director                         Honolulu, HI 96813                Kobayashi, Sugita & Goda

Dr. Richard T. Mamiya,           1380 Lusitana #710                Heart Surgeon
Director                         Honolulu, HI 96813

Dr. Fujio Matsuda,               1844 Kihi Street                  Chairman, Pacific International Center
Director                         Honolulu, HI 96821                for High Technology Research

Leighton S. L. Mau,              2270 Kalakaua Avenue              President
Director                         Suite 1800                        Waikiki Business Plaza
                                 Honolulu, HI 96815

Dr. Roderick F. McPhee,          2022 Kakela Drive                 Former President
Director                         Honolulu, HI 96822                Punahou School

Gerald M. Pang,                  999 Bishop Street -- 29th Floor   Executive Vice President and
Executive Vice President         Honolulu, HI 96813                Chief Credit Officer
and Chief Credit Officer                                           First Hawaiian Bank

Wesley T. Park,                  700 Bishop Street #700            President and Chief Executive Officer
Director                         Honolulu, HI 96813                Hawaii Dental Service

George P. Shea, Jr.,             1093 Kaumoku Street               Former Chairman, President and
Director                         Honolulu, HI 96825                Chief Executive Officer
                                                                   First Insurance Co. of Hawaii, Ltd.

R. Dwayne Steele,                999 Bishop Street -- 22nd Floor   Chairman
Director                         Honolulu, HI 96813                Grace Pacific Corporation

Barbara S. Tomber,               999 Bishop Street -- 11th Floor   Executive Vice President
Executive Vice President         Honolulu, HI 96813                First Hawaiian Bank

John K. Tsui,                    999 Bishop Street -- 29th Floor   President and Chief Operating Officer
President and Chief              Honolulu, HI 96813                First Hawaiian Bank
Operating Officer, Director

Jenai S. Wall,                   3536 Harding Avenue               President
Director                         Honolulu, HI 96816                Foodland Super Market, Ltd.

General Fred C. Weyand,          999 Bishop Street -- 28th Floor   Trustee
Director                         Honolulu, HI 96813                Estate of S.M. Damon

James C. Wo,                     1314 South King Street            Chairman and Chief Executive Officer
Director                         Suite 524                         Bojim Investments
                                 Honolulu, HI 96814

Robert C. Wo,                    P.O. Box 1417                     President and Secretary
Director                         Honolulu, HI 96806                BJ Management Corp.

Albert M. Yamada,                999 Bishop Street -- 28nd Floor   Executive Vice President and
Executive Vice President         Honolulu, HI 96813                Chief Financial Officer
and Chief Financial Officer                                        First Hawaiian Bank

Lily K. Yao,                     999 Bishop Street -- 29nd Floor   Vice Chairman
Vice Chairman                    Honolulu, HI 96813                First Hawaiian Bank



For the fiscal year ended December 31, 1998, First Hawaiian Bank waived a portion of advisory fees due from the Funds and reimbursed expenses in the amount of $1,133,328. For the fiscal year ended December 31, 1998, the Funds paid no brokerage commissions to First Hawaiian Bank.

OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY FIRST HAWAIIAN BANK

First Hawaiian Bank does not act as adviser or sub-adviser to any other funds with investment objectives similar to those of the Funds.

SHAREHOLDER APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Approval of the New Investment Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of each Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

3. PROPOSAL TO APPROVE A SUB-ADVISORY AGREEMENT BETWEEN WELLINGTON MANAGEMENT COMPANY, LLP AND FIRST HAWAIIAN BANK, RELATING TO THE MONEY MARKET FUND AND TREASURY MONEY MARKET FUND.

Wellington Management Company, LLP (Wellington Management) serves as Sub-Adviser to the Money Market Fund and Treasury Money Market Fund. Shareholders are being asked to approve a New Sub-Advisory Agreement due to the merger transaction involving First Hawaiian,

Inc. and BancWest Corporation (Merger). For a description of the Merger and the Trustees' Considerations, please see Proposal 2 beginning on page 6. If approved by Shareholders, the proposed Sub-Advisory Agreement will be come effective on March 31, 1999.


On February 9, 1999, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or First Hawaiian Bank, as defined in the 1940 Act, approved new investment advisory and sub-advisory arrangements, and, in light of the possible change in control of the Adviser's parent, voted to submit the new agreements that except for term and termination, otherwise precisely match the current investment advisory and sub-advisory agreements to a vote of shareholders. A copy of the form of the proposed Sub-Advisory Agreement between Wellington Management and First Hawaiian Bank, relating to the Money Market Fund and Treasury Money Market Fund, appears as Exhibit B to this proxy statement. The Sub-Advisory fees paid to Wellington Management by the Adviser will not change. The Trustees propose that the Shareholders of each of the Funds vote to reconfirm the sub-advisory arrangements with respect to the Money Market Fund and Treasury Money Market Fund by approving the selection of Wellington Management as sub-adviser to the respective Funds.

THE CURRENT SUB-ADVISORY AGREEMENT


The current Sub-Advisory Agreement between Wellington Management and First Hawaiian Bank relating to the Money Market Fund and Treasury Money Market Fund dated as of April 30, 1996 (the Current Sub-Advisory Agreement), was approved by the sole initial shareholder prior to the time shares of the Treasury
Money Market Fund were offered to the public. The Current Sub-Advisory Agreement was most recently approved by the Trust's Board of Trustees, including a majority of the non-interested Trustees, on November 10, 1998.


Under the Current Sub-Advisory Agreement, the Sub-Adviser, subject to the supervision of the Trustees of the Trust and First Hawaiian Bank, and in conformity with the stated policies of each Fund, acts as sub-adviser and directs the investments of the Funds. Wellington Management manages the assets of the Money Market Fund and Treasury Money Market Fund on a daily basis, and continuously administers the investment program of the Funds. As sub-adviser, Wellington Management is responsible for the management of the Funds' assets in accordance with the Funds' investment objectives and policies.

Pursuant to the Current Sub-Advisory Agreement, as compensation, First Hawaiian pays to Wellington Management a monthly sub-advisory fee equal, on an annual basis of 0.075% on the first $500 million of the Funds' aggregate average daily net assets and 0.020% on the Funds' aggregate average daily net assets in excess of $500 million.

PROPOSED SUB-ADVISORY AGREEMENT

Under the Proposed Sub-Advisory Agreement, Wellington Management will make the day-to-day investment decisions for the Money Market Fund and Treasury Money Market Fund, subject to the supervision of, and policies established by First Hawaiian Bank and the Trustees of the Trust. Except for the dates of execution, effectiveness and termination, the terms of the New

Agreement are the same as the terms of the Current Sub-Advisory Agreement. Wellington Management will be paid the same fees under the Proposed Sub-Advisory Agreement.


If approved by Shareholders, the Proposed Sub-Advisory Agreement will become effective on March 31, 1999. Unless sooner terminated, the proposed Sub-Advisory Agreement will continue for an initial term of two years from March 31, 1999, and will thereafter continue for successive one-year terms, provided that such continuation is specifically approved at least annually by the Trustees, or by the vote of a majority of the outstanding shares of each of the Funds, and, in either case, by a majority of the Trustees who are not interested persons as defined in the 1940 Act, by vote cast in person at a meeting called for such purpose. This Sub-Advisory Agreement may be terminated
(a) by the Funds at any time without payment of any penalty, by vote of a majority of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of such Fund, (b) by the Adviser at any time, without the payment of any penalty, on not less than 30 days' nor more than 60 days' prior written notice to the other parties, or (c) by the Sub-Adviser at any time without the payment of any penalty, on 90 days' prior written notice to the other parties. The Investment Advisory Agreement will terminate automatically and immediately in the event of its assignment.


In the event that the holders of a majority of the outstanding shares of any of the Funds vote in the negative with respect to the approval of the Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of such Funds Shareholders.

INFORMATION ABOUT WELLINGTON MANAGEMENT


Wellington Management has acted as Sub-Adviser for the Money Market Fund and Treasury Money Market Fund since each Fund's inception. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, MA 02109 and is managed by its active partners. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals. Wellington Managements's predecessor organizations have provided investment advisory services for over 60 years. As of December 31, 1998, Wellington Management had investment management authority with respect to approximately $211 billion in assets.





For the fiscal year ended December 31, 1998, First Hawaiian Bank paid Wellington Management sub-advisory fees of $386,945.

  OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES ADVISED BY WELLINGTON
MANAGEMENT


----------------------------------------------------------------------------------
                                                     Sub-Advisory Fee Schedule*
Fund Advised or               Net Assets in       --------------------------------
Sub-Advised by               Millions (as of         Net                   Annual
Wellington Management          12/31/98)            Assets                  Rate
----------------------------------------------------------------------------------
SEI Daily Income Trust          $8,956            First $500 Million       0.075%
(Money Market Portfolios)                         Over $500 Million        0.020%
----------------------------------------------------------------------------------
SEI Liquid Asset Trust          $2,137            First $500 Million       0.075%
(Money Market Portfolios)                         Over $500 Million        0.020%
----------------------------------------------------------------------------------
Golden Oak Prime Obligations    $153              First $500 Million       0.075%
Portfolio                                         Over $500 Million        0.020%
----------------------------------------------------------------------------------
OVB Prime Obligations           $79               First $500 Million       0.075%
Portfolio                                         Over $500 Million        0.020%
----------------------------------------------------------------------------------
PBHG Funds - Cash Reserves      $112              First $500 Million       0.075%
Fund                                              Over $500 Million        0.020%
----------------------------------------------------------------------------------
Anchor Series Trust - Money     $66               First $500 Million       0.075%
Market                                            Over $500 Million        0.020%
----------------------------------------------------------------------------------
Prudential; Target US           $153              All Asset Levels         0.025%
Government Money Market
----------------------------------------------------------------------------------

* All Fees may be subject to fee waivers. Minimum annual fees are not reflected in effective annual rates.


                         PARTNERS OF WELLINGTON MANAGEMENT


The following information is provided for each senior vice president and general partner of Wellington Management. All partners may be reached at the office of Wellington Management.



 Name                                   Principal Occupation
 ----                                   --------------------

 Kenneth L. Abrams                    Senior Vice President and General Partner

 Nicholas C. Adams                    Senior Vice President and General Partner

 Rand L. Alexander                    Senior Vice President and General Partner

 Deborah L. Allinson                  Senior Vice President and General Partner

 James H. Averill                     Senior Vice President and General Partner

 Karl E. Bandtel                      Senior Vice President and General Partner

 Marie-Claude Bernal                  Senior Vice President and General Partner

 William N. Booth                     Senior Vice President and General Partner

 Paul Braverman                       Senior Vice President and General Partner

 Robert A. Bruno                      Senior Vice President and General Partner

 Pamela Dippel                        Senior Vice President and General Partner

 Robert W. Doran                      Senior Vice President and General Partner

 Charles T. Freeman                   Senior Vice President and General Partner

 Laurie A. Gabriel                    Senior Vice President and General Partner

 Frank J. Gilday                      Senior Vice President and General Partner

 John H. Gooch                        Senior Vice President and General Partner

 Nicholas P. Greville                 Senior Vice President and General Partner

 Paul Hamel                           Senior Vice President and General Partner

 William C. S. Hicks                  Senior Vice President and General Partner

 Paul D. Kaplan                       Senior Vice President and General Partner

 John C. Keogh                        Senior Vice President and General Partner

 George C. Lodge, Jr.                  Senior Vice President and General Partner

 Nancy T. Lukitsh                      Senior Vice President and General Partner

 Mark T. Lynch                         Senior Vice President and General Partner

 Christine S. Manfredi                 Senior Vice President and General Partner

 Patrick J. McCloskey                  Senior Vice President and General Partner

 Earl E. McEvoy                        Senior Vice President and General Partner

 Duncan M. McFarland                   Senior Vice President and General Partner

 Paul M. Mecray III                    Senior Vice President and General Partner

 Matthew E. Megargel                   Senior Vice President and General Partner

 James N. Mordy                        Senior Vice President and General Partner

 Diane C. Nordin                       Senior Vice President and General Partner

 Stephen T. O'Brien                    Senior Vice President and General Partner

 Edward P. Owens                       Senior Vice President and General Partner

 Saul J. Pannell                       Senior Vice President and General Partner

 Thomas L. Pappas                      Senior Vice President and General Partner

 David M. Parker                       Senior Vice President and General Partner

 Jonathan M. Payson                    Senior Vice President and General Partner

 Stephen M. Pazuk                      Senior Vice President and General Partner

 Robert D. Rands                       Senior Vice President and General Partner

 Eugene E. Record, Jr.                 Senior Vice President and General Partner

 John R. Ryan                          Senior Vice President and General Partner

 Joseph H. Schwartz                    Senior Vice President and General Partner

 David W. Scudder                      Senior Vice President and General Partner

 Binkley C. Shorts                     Senior Vice President and General Partner

 Trond Skramstad                       Senior Vice President and General Partner

 Catherine A. Smith                    Senior Vice President and General Partner

 Stephen A. Soderberg                  Senior Vice President and General Partner

 Harriet Tee Taggart                   Senior Vice President and General Partner

 Perry M. Traquina                     Senior Vice President and General Partner

 Gene R. Tremblay                      Senior Vice President and General Partner

 Mary Ann Tynan                        Senior Vice President and General Partner

 Clare Villari                         Senior Vice President and General Partner

 Ernst H. Von Metzsch                  Senior Vice President and General Partner

 James L. Walters                      Senior Vice President and General Partner

 Kim Williams                          Senior Vice President and General Partner

 Francis V. Wisneski                   Senior Vice President and General Partner


SHAREHOLDER APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT

Approval of the New Sub-Advisory Agreement requires the affirmative vote of a majority of the outstanding shares of each Fund. For purposes of this proposal, "majority of the outstanding shares" means the vote of (i) 67% or more of each Fund's outstanding shares present at the Meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (ii) more than 50% of each Fund's outstanding shares, whichever is less.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUNDS VOTE TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT.

GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

EXECUTIVE OFFICERS

Information about the Trust's principal executive officers is set forth below.

                                                                                                        Shares
                                                                                                      Beneficially
                                                                    Business Experience during the    Owned as of
                                                                    Past Five Years (including all     January 5,
 Name                        DOB      Position with the Trust               directorships)                1999          Percentage
-----------------------------------------------------------------------------------------------------------------------------------
 Robert A. Nesher        08/17/46     President and Chairman of   See "The Nominees"                      890.50             *
                                      the Board


                                         -15-

 Kevin P. Robins         04/15/61     Vice President and          Vice President, General Counsel            N/A             *
                                      Assistant Secretary         and Assistant Secretary of the
                                                                  Administrator and the Distributor
                                                                  (1992-1994); Senior Vice
                                                                  President and General Counsel of
                                                                  SEI Investments, the
                                                                  Administrator and the Distributor
                                                                  since 1992; Secretary of the
                                                                  Administrator since 1994.

 Lynda J. Striegel       10/30/48     Vice President and          Associate General Counsel, Riggs           N/A             *
                                      Assistant Secretary         Bank, N.A. (1991-1995); Partner,
                                                                  Groom and Nordberg, Chartered
                                                                  (1996-1997); Senior Asset
                                                                  Management Counsel, Barnett
                                                                  Banks, Inc. (1997-1998); Vice
                                                                  President and Assistant Secretary
                                                                  of the Administrator and the
                                                                  Distributor since 1998.

 Robert J. DellaCroce    12/17/63     Controller and Chief        Senior Audit Manager, Arthur               N/A             *
                                      Financial Officer           Andersen LLP (1986-1994);
                                                                  Director, Funds Administration
                                                                  and Accounting of SEI Investments
                                                                  since 1994.

* As of December 31, 1998, the officers of the Funds as a group beneficially owned an aggregate of 890.50 shares representing 0.01% of the total outstanding shares of the Trust.

ADMINISTRATOR. SEI Investments Mutual Funds Services, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation, a wholly-owned subsidiary of SEI Investments Company (SEI Investments), is the owner of all beneficial interests in SEI Investments Mutual Funds Services. SEI Investments Mutual Funds Services currently serves as administrator to the Funds. SEI Investments Mutual Funds Services also serves as administrator to numerous other investment companies unrelated to Bishop Street Funds.

DISTRIBUTION OF SHARES. SEI Investments Distribution Co. (SIDCO), a wholly-owned subsidiary of SEI Investments, Oaks, Pennsylvania 19456 acts as the distributor of the Funds' shares. SIDCO currently serves as the distributor of Bishop Street Funds, in addition to numerous other investment companies sponsored by banks and other unrelated third parties. For the fiscal year ended December 31, 1998 the Funds paid brokerage commissions to SIDCO in the amount of $17,808.10.

5% SHAREHOLDERS. As of January 5, 1999, the following persons were the only persons who were, to the knowledge of the Trust, beneficial owners of 5% or more of shares of the Funds:


     EQUITY FUND
     Miter & Co.                                  92.75%
     PBO TA
     C/O Marshall & Ilsley Trust Co.
     P.O. Box 3708


                                         -16-

     Honolulu, Hawaii 96811-3708

     REINCO                                       6.10%
     P.O. Box 1930
     Honolulu, Hawaii 96805-1930

     HIGH GRADE INCOME FUND
     Miter & Co.                                  97.09%
     PBO TA
     C/O Marshall & Ilsley Trust Co.
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

     HAWAII MUNICIPAL BOND FUND
     FIDAC                                        32.14%
     C/O Marshall & Ilsley Trust Co.
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

     Miter & Co.                                  26.77%
     PBO TA
     C/O Marshall & Ilsley Co.
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

     MONEY MARKET FUND
     Maril & Co.                                  87.81%
     C/O First Hawaiian Bank
     Trust & Investments Division
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

     Maril & Co.                                  9.47%
     C/O First Hawaiian Bank
     Trust & Investments Division
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

     TREASURY MONEY MARKET FUND
     Maril & Co.                                  71.76%
     C/O First Hawaiian Bank
     Trust & Investments Division
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708


                                         -17-

     Maril & Co.                                  28.13%
     C/O First Hawaiian Bank
     Trust & Investments Division
     P.O. Box 3708
     Honolulu, Hawaii 96811-3708

VOTING INFORMATION; ADJOURNMENT.   The presence at the Meeting of the holders of
40% of the outstanding shares of the Trust as of the Record Date, either in person or by Proxy, constitutes a quorum. Approval of the election of the new Board of Trustees requires the affirmative vote of a majority of those shares of the Funds, voting together, that are present at a Meeting at which a quorum is present. Abstentions and "broker non-votes" will not be counted for or against the proposal, but will be counted for purposes of determining whether a quorum is present and will, therefore, have the effect of counting against the proposal.

You may also vote by telephone. Please follow the enclosed instructions to utilize this method of voting.

In the event that sufficient votes in favor of the proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the Persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days to permit further solicitation of Proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by Proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those Proxies which they are entitled to vote in favor of the proposal. They will vote against any such adjournment those Proxies required to be voted against the proposal.

SHAREHOLDER PROPOSALS. The Trust does not hold annual Shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Trust c/o SEI Investments, Legal Department, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

A meeting may be called for the purpose of voting upon the removal of Trustees by Shareholders holding at least 10% of the Shares entitled to vote at the Meeting, in which case Shareholders may receive assistance in communicating with other Shareholders as if the provisions contained in Section 16(c) of the Investment Company Act applied.

INDEPENDENT PUBLIC ACCOUNTANTS. At a meeting held on February 12, 1998, a majority of the Trustees, including a majority of the Trust's independent Trustees, selected PricewaterhouseCoopers LLP as the Trust's independent public accountants for the fiscal year ending December 31, 1998. Coopers & Lybrand L.L.P., which merged with Price Waterhouse LLP to form PricewaterhouseCoopers LLP, has served as auditors of the Funds since their inception. PricewaterhouseCoopers LLP has informed the Trust that it has no material direct or indirect financial interest in the Trust. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting, but will be available by telephone should questions arise.

OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of Proxy.

                         ------------------------------------

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE URGED TO COMPLETE, SIGN AND DATE EACH ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                                                       Exhibit A

                            INVESTMENT ADVISORY AGREEMENT
                                 BISHOP STREET FUNDS


     AGREEMENT made this _____ day of _______________, 1999, by and between Bishop Street Funds, a Massachusetts business trust (the Trust), and First Hawaiian Bank (the Adviser).

     WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), consisting of several series of shares, each having its own investment policies: and

     WHEREAS, the Trust has retained SEI Investments Mutual Fund Services (the Administrator) to provide administration of the Trust's operations, subject to the control of the Board of Trustees;

     WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Bishop Street Equity Fund, Bishop Street Hawaii Municipal Bond Fund, Bishop Street High Grade Income Fund, Bishop Street Money Market Fund, Bishop Street Treasury Money Market Fund, Bishop Street Institutional High Grade Income Fund and Bishop Street Institutional Equity Fund and such other funds as the Trust and the Adviser may agree upon (the Funds), and the Adviser is willing to render such services:

     NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

     1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to supervise and monitor the investment activities of any sub-advisers appointed for the Funds by the Trustees of the Trust, and to continuously review, supervise, and administer the investment program of the Funds, to determine in its discretion the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The Adviser may delegate all or any portion of its responsibilities hereunder to one or more sub-advisers, subject to the supervision of the Adviser and the Board of Trustees of the Trust.

          The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each Fund set forth in each such Fund's prospectus (such prospectus and the statement of additional information as currently in effect and as amended or supplemented from time to time, being herein referred to as the Prospectus) and applicable laws and regulations.

          The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

     2. PORTFOLIO TRANSACTIONS. The Adviser is authorized to determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in each Fund's Prospectus or as the Board of Trustees may direct from time to time, in conformity with federal securities laws. In providing the Funds with investment supervision, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Adviser's other clients may be a party. It is understood that it is desirable for the Funds that the Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with the Adviser's services to other clients.

          On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as other clients of the Adviser, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Funds and to such other clients.

          The Adviser will promptly communicate to the Administrator and to the officers and the Board of Trustees of the Trust such information relating to fund transactions as they may reasonably request.

          It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Trust or be in breach of any obligation owing to the Trust under this Agreement, or otherwise, solely by reason of its having directed a securities transaction on behalf of the Trust to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934.

     3. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets. The fee shall be based on the average daily net assets for the month involved. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the Adviser's compensation for that part of the month in which this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Payment of the Adviser's compensation for the preceding month shall be made promptly.

          All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

     4. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost. However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 4 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a reduction in the fee payable to the Adviser for such month pursuant to Section 3 and, if such reduction shall be insufficient to offset such expenses, by reimbursing the Trust.

     5. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

     6. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way otherwise be deemed an agent of the Trust.

     7. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request.

     8. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Paragraph 8, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

     9. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

     10. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from the date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

          As used in this Section 10, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     11. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Trust, at One Freedom Valley Road, Oaks, PA 19456, Attention Legal Department and if to the Adviser at:
          999 Bishop Street, Honolulu, HI 96813.

     12. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall bet be affected thereby.

A copy of this Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust individually, but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

BISHOP STREET FUNDS                     FIRST HAWAIIAN BANK


By:                                     By:
     ------------------------------          -----------------------------------

Attest:                                 Attest:
          -------------------------               ------------------------------

                        SCHEDULE A DATED ____________, 1999
                                       TO THE
                           INVESTMENT ADVISORY AGREEMENT
                              DATED ____________, 1999
                                      BETWEEN
                                BISHOP STREET FUNDS
                                        AND
                                FIRST HAWAIIAN BANK


Pursuant to Article 3, the Trust shall pay the Adviser compensation at an annual rate as follows:


     Bishop Street Equity Fund                              .74%

     Bishop Street Hawaii Municipal Bond Fund               .35%

     Bishop Street High Grade Income Fund                   .55%

     Bishop Street Money Market Fund                        .30%

     Bishop Street Treasury Money Market Fund               .30%

     Bishop Street Institutional High Grade Income Fund     .55%

     Bishop Street Institutional Equity Fund                .74%

                                                                       Exhibit B

                                 AMENDED AND RESTATED
                          INVESTMENT SUB-ADVISORY AGREEMENT
                                 BISHOP STREET FUNDS


     AMENDED AND RESTATED AGREEMENT made this ___ day of _______, 199_, by and among First Hawaiian Bank, a state-chartered bank incorporated under the laws of the State of Hawaii (the Adviser), Wellington Management Company, LLP, a Massachusetts general partnership (the Sub-Adviser) and Bishop Street Funds, a Massachusetts business trust (the Trust).

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act); and

     WHEREAS, the Adviser has entered into an Investment Advisory Agreement with the Trust (the Advisory Agreement), pursuant to which the Adviser serves as investment adviser to the Bishop Street Money Market Fund and the Bishop Street Treasury Market Fund (the Funds); and

     WHEREAS, the Sub-Adviser has previously entered into an Investment Sub-Advisory Agreement with the Adviser and the Trust (the Sub-Advisory Agreement) pursuant to which the Sub-Adviser provides investment management services to the Funds;

     WHEREAS, the Adviser and the Trust each desire to continue the current sub-advisory arrangements and to retain the Sub-Adviser to provide investment management services to the Funds, and the Sub-Adviser is willing to render such investment advisory services.

     NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manager the investment operations of the Funds and the composition of the Funds' portfolios, including the purchase, retention and disposition thereof, in accordance with the Funds' investment objectives, policies and restrictions as stated in the Funds' Prospectuses (such Prospectuses and the Statement of Additional Information, as currently in effect and as amended or supplemented from time to time, being herein called the Prospectuses), and subject to the following:

          (1) The Sub-Adviser shall provide supervision of the Funds' investments and determine from time to time what investments and securities will be purchased, retained or sold by the Funds, and what portion of the costs will be invested or held uninvested in cash.

          (2) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Agreement and Declaration of Trust and the Prospectuses and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue

               Code of 1986, as amended, and all other applicable federal and state laws and regulations, as each is amended from time to time.

          (3) The Sub-Adviser shall determine the securities to be purchased or sold by the Funds and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds' Registration Statement (as defined herein) and Prospectuses or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In providing the Funds with investment supervision, the Sub-Adviser will give primary consideration to securing the most favorable price and efficient execution.
               Within the framework of this policy, the Sub-Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which the Sub-Adviser's other clients may be a party. It is understood that it is desirable for the Funds that the Sub-Adviser have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at higher cost to the Funds than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with the Sub-Adviser's services to other clients.

               On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligation to the Fund and to such other clients.

          (4) The Sub-Adviser shall maintain all books and records with respect to the Funds' portfolio transactions required by subparagraphs (b)(5), (6), (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Trust's Board of Trustees may reasonably request.

          (5) The Sub-Adviser shall provide the Funds' Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Adviser with such information upon request of the Adviser.

          (6) The investment management services provided by the Sub-Adviser under this Agreement are not to be deemed exclusive and the Sub-Adviser shall be free to render similar services to others, as long as such services do not impair the services rendered to the Adviser or the Trust.

     (b) Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees.

     (c) The Sub-Adviser shall keep the Funds' books and records required to be maintained by the Sub-Adviser pursuant to paragraph 1(a) of this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Funds required by Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all records that it maintains on behalf of the Funds are property of the Funds and the Sub-Adviser will surrender promptly to the Funds any of such records upon the Funds' request; provided, however, that the Sub-Adviser may retain a copy of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a) of this Agreement.

2. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

3. The Adviser has delivered to the Sub-Adviser copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the Declaration of Trust);

     (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the By-Laws);

     (c) Certified resolutions of the Trust's Board of Trustees authorizing the appointment of the Adviser and the Sub-Adviser with respect to the Fund, and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Funds and shares of the Funds' beneficial shares, and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission, and all amendments thereto; and

     (f)  Prospectuses of the Funds.

4. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore a sub-advisory fee at an annual rate of 0.075% on the first $500 million of the Funds' aggregate average daily net assets and 0.020% on such Funds' aggregate average daily net assets in excess of $500 million. These fees will be computed daily and paid to the Sub-Adviser monthly.

5. The Sub-Adviser shall not be liable for any error of judgment or for any loss suffered by the Funds or the Adviser in connection with performance of its obligations under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its duties or from reckless disregard of its obligations and duties under this Agreement, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

6. This Agreement shall continue in effect for a period of more than two years from the date of execution only so long as continuance is specifically approved at least annually in conformance with the 1940 Act; provided, however, that this Agreement may be terminated (a) by the Funds at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other parties, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days' written notice to the other parties. This Agreement shall terminate automatically and immediately in the event of its assignment. As used in this Section 6, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the Commission under the 1940 Act.

7. Nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's partners, officers, or employees to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Funds, the Trust or the public that refer to the Sub-Adviser or its clients in any way prior to use thereof and not to use material if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services and its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

9. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the charge, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by the vote of the majority of the outstanding voting securities of the Funds.

10. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

11. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

12. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

13. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

     To the Adviser at:
          First Hawaiian Bank
          999 Bishop Street
          Honolulu, HI  96813
          Attention:  Legal Department

     To the Sub-Adviser at:
          Wellington Management Company, LLP
          75 State Street
          Boston, MA  02109
          Attention:  Legal Department

     To the Trust or the Fund at:
          Bishop Street Funds
          One Freedom Valley Drive
          Oaks, PA 19456
          Attention:  General Counsel

14. Whether the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

15. A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and that the obligations of this instrument are not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

FIRST HAWAIIAN BANK                     WELLINGTON MANAGEMENT
                                        COMPANY, LLP

By:                                     By:
   --------------------------              --------------------------

Title:                                  Title:
      -----------------------                 -----------------------



BISHOP STREET FUNDS

By:
   --------------------------

Title:
      -----------------------

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456




                      BISHOP STREET FUNDS
                       MONEY MARKET FUND

                SPECIAL MEETING OF SHAREHOLDERS

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS

                         MARCH 31, 1999


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Lynda J. Striegel and Joseph M. O'Donnell as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Money Market Fund of Bishop Street Funds (the Trust) to be held in the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, March 31, 1999, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof (the Meeting), all shares of beneficial interest (Shares) of said Trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

1. Election of Trustees. The nominees are: Martin Anderson, Charles E. Carlbom, Philip H. Ching, James L. Huffman, Shunichi Kimura, Robert
       A. Nesher, William S. Richardson, Peter F. Sansevero, Manuel R. Sylvester and Joyce S. Tsunoda.

       FOR all the nominees                                        / /
       FOR all the nominees (except for those indicated below)     / /
       WITHHOLD AUTHORITY to vote for all the nominees             / /

       __________________________________________________
       IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.

2. Approval of Investment Advisory Agreement. A new Investment Advisory Agreement between the Funds and First Hawaiian Bank.

       FOR the Advisory agreement                                  / /
       AGAINST the Advisory agreement                              / /
       WITHHOLD AUTHORITY to vote for the Advisory agreement       / /

3. Approval of Investment Sub-Advisory Agreement. A new Investment Sub-Advisory Agreement between the First Hawaiian Bank and Wellington Management Company, LLP.

       FOR the Sub-Advisory agreement                              / /
       AGAINST the Sub-Advisory agreement                          / /
       WITHHOLD AUTHORITY to vote for the Sub-Advisory agreement   / /



Dated:______________, 1999            ________________________________
                                          Signature of Shareholder



                                      ________________________________
                                          Signature (Joint Owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456




                      BISHOP STREET FUNDS
                   TREASURY MONEY MARKET FUND

                SPECIAL MEETING OF SHAREHOLDERS

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS

                         MARCH 31, 1999


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Lynda J. Striegel and Joseph M. O'Donnell as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Treasury Money Market Fund of Bishop Street Funds (the Trust) to be held in the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, March 31, 1999, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof (the Meeting), all shares of beneficial interest (Shares) of said Trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

1. Election of Trustees. The nominees are: Martin Anderson, Charles E. Carlbom, Philip H. Ching, James L. Huffman, Shunichi Kimura, Robert
       A. Nesher, William S. Richardson, Peter F. Sansevero, Manuel R. Sylvester and Joyce S. Tsunoda.

       FOR all the nominees                                        / /
       FOR all the nominees (except for those indicated below)     / /
       WITHHOLD AUTHORITY to vote for all the nominees             / /

       __________________________________________________
       IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.

2. Approval of Investment Advisory Agreement. A new Investment Advisory Agreement between the Funds and First Hawaiian Bank.

       FOR the Advisory agreement                                  / /
       AGAINST the Advisory agreement                              / /
       WITHHOLD AUTHORITY to vote for the Advisory agreement       / /

3. Approval of Investment Sub-Advisory Agreement. A new Investment Sub-Advisory Agreement between the First Hawaiian Bank and Wellington Management Company, LLP.

       FOR the Sub-Advisory agreement                              / /
       AGAINST the Sub-Advisory agreement                          / /
       WITHHOLD AUTHORITY to vote for the Sub-Advisory agreement   / /



Dated:______________, 1999            ________________________________
                                          Signature of Shareholder



                                      ________________________________
                                          Signature (Joint Owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456



                      BISHOP STREET FUNDS
                          EQUITY FUND

                SPECIAL MEETING OF SHAREHOLDERS

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS

                         MARCH 31, 1999


The undersigned, revoking previous proxies with respect to the Shares
(defined below), hereby appoint(s) Lynda J. Striegel and Joseph M. O'Donnell as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Equity Fund of Bishop Street Funds (the Trust) to be held in the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday,
March 31, 1999, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof (the Meeting), all shares of beneficial interest (Shares) of said Trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

1. Election of Trustees. The nominees are: Martin Anderson, Charles E. Carlbom, Philip H. Ching, James L. Huffman, Shunichi Kimura, Robert A. Nesher, William S. Richardson, Peter F. Sansevero, Manuel R. Sylvester and Joyce S. Tsunoda.

       FOR all the nominees                                        / /
       FOR all the nominees (except for those indicated below)     / /
       WITHHOLD AUTHORITY to vote for all the nominees             / /


       __________________________________________________
       IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.

2 . Approval of Investment Advisory Agreement. A new Investment Advisory Agreement between the Funds and First Hawaiian Bank.

       FOR the Advisory agreement                                  / /
       AGAINST the Advisory agreement                              / /
       WITHHOLD AUTHORITY to vote for the Advisory agreement       / /


Dated:______________, 1999            ________________________________
                                          Signature of Shareholder



                                      ________________________________
                                          Signature (Joint Owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456



                      BISHOP STREET FUNDS
                     HIGH GRADE INCOME FUND

                SPECIAL MEETING OF SHAREHOLDERS

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS

                         MARCH 31, 1999


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Lynda J. Striegel and Joseph M. O'Donnell as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the High Grade Income Fund of Bishop Street Funds (the Trust) to be held in the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, March 31, 1999, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof (the Meeting), all shares of beneficial interest (Shares) of said Trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

1. Election of Trustees. The nominees are: Martin Anderson, Charles E. Carlbom, Philip H. Ching, James L. Huffman, Shunichi Kimura, Robert A. Nesher, William S. Richardson, Peter F. Sansevero, Manuel R. Sylvester and Joyce S. Tsunoda.

       FOR all the nominees                                        / /
       FOR all the nominees (except for those indicated below)     / /
       WITHHOLD AUTHORITY to vote for all the nominees             / /


       __________________________________________________
       IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.

2 . Approval of Investment Advisory Agreement. A new Investment Advisory Agreement between the Funds and First Hawaiian Bank.

       FOR the Advisory agreement                                  / /
       AGAINST the Advisory agreement                              / /
       WITHHOLD AUTHORITY to vote for the Advisory agreement       / /


Dated:______________, 1999            ________________________________
                                          Signature of Shareholder



                                      ________________________________
                                          Signature (Joint Owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456



                      BISHOP STREET FUNDS
                    HAWAII MUNICIPAL BOND FUND

                SPECIAL MEETING OF SHAREHOLDERS

          PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS

                         MARCH 31, 1999


The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoint(s) Lynda J. Striegel and Joseph M. O'Donnell as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Hawaii Municipal Bond Fund of Bishop Street Funds (the Trust) to be held in the offices of SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456, on Wednesday, March 31, 1999, at 2:00 p.m., Eastern time, and any adjournments or postponements thereof (the Meeting), all shares of beneficial interest (Shares) of said Trust that the undersigned would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, any other matters properly brought before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS SPECIFIED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS GIVEN, A DULY EXECUTED PROXY WILL BE VOTED FOR THE FOREGOING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE FOLLOWING
PROPOSALS:

1. Election of Trustees. The nominees are: Martin Anderson, Charles E. Carlbom, Philip H. Ching, James L. Huffman, Shunichi Kimura, Robert A. Nesher, William S. Richardson, Peter F. Sansevero, Manuel R. Sylvester and Joyce S. Tsunoda.

       FOR all the nominees                                        / /
       FOR all the nominees (except for those indicated below)     / /
       WITHHOLD AUTHORITY to vote for all the nominees             / /


       __________________________________________________
       IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY NOMINEE, PLEASE MARK THE BOX ENTITLED "FOR ALL EXCEPT" AND WRITE THE NOMINEE'S NAME(S) IN THE LINE ABOVE.

2 . Approval of Investment Advisory Agreement. A new Investment Advisory Agreement between the Funds and First Hawaiian Bank.

       FOR the Advisory agreement                                  / /
       AGAINST the Advisory agreement                              / /
       WITHHOLD AUTHORITY to vote for the Advisory agreement       / /


Dated:______________, 1999            ________________________________
                                          Signature of Shareholder



                                      ________________________________
                                          Signature (Joint Owners)


PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO SO ATTEND.